UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                 August 10, 2005

                                SUPERCLICK, INC.
                 (Name of Small Business Issuer in its charter)

                              WASHINGTON 52-2219677
         ------------------------------ -------------------------------
        (State or other jurisdiction of (IRS Employer Identification No.)
                         incorporation or organization)

            4275 Executive Square Suite 215 La Jolla California    92037
            ---------------------------------------------------  --------
               (Address of principal executive offices)          (Zip Code)

                    Issuer's Telephone Number (858) 518-1387
                                              --------------

                       Issuer's Fax Number (858) 279-1799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 29, 2005 the Company filed an amendment (the "Initial Amended 10-KSB") to its Form 10-KSB (the "Original 10-KSB") filed on January 28, 2005, which resulted in a restatement of our financial statements to reflect an improper characterization of the Company's acquisition of Superclick Networks Inc. in October, 2003 (the "Acquisition").

In accordance with the Amended 10-KSB filed on April 29, 2005, the Company noted that the acquisition was accounted for as a recapitalization effected by a reverse merger, wherein Superclick Networks, Inc. is considered the acquirer for accounting and financial reporting purposes. The pre-merger assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized. The accumulated deficit of Superclick Networks, Inc. has been brought forward, and common stock and additional paid-in-capital of the combined company have been retroactively restated to give effect to the exchange rates as set forth in the merger agreement.

In addition, the Company filed an Amendment to its 10-QSB ("Initial Amended 10-QSB") on April 29, 2005 of its 10-QSB originally filed on March 16, 2005 for the quarter ended January 31, 2005 (the "Original 10-QSB"). The Initial Amended 10-QSB resulted in a restatement of our financial statements to reflect an improper characterization of the Company's Acquisition.

Two new disclosure requirements are set forth in Item 4.02 of Section 4. If a company concludes that any of its previously issued financial statements should not be relied on, then disclosure concerning such matters is required by this item. Item 4.02 requires similar disclosure if a company is advised by, or receives notice from, its independent accountant that disclosure should be made or action should be taken to prevent future reliance on a previously issued audit report or completed interim review related to previously issued financial statements.

On June 13, 2005, the Company filed two Current Reports on Form 8-K (the "Original 8-Ks"), which filing, among other things, cautioned the market not to rely on certain of the Company's previously issued financial statements on both the Initial Amended 10-KSB and the Initial Amended 10-QSB . However, due to an inadvertent administrative error, the Original 8-Ks included the foregoing disclosures under Item 2.02, not Section 4 Item 4.02 of the Form 8-K as intended by the Company. The purpose of this amended filing is to correct the foregoing error and to make certain disclosures as required under Section 4, Item 4.02.

Amended 10-QSB

On June 10, 2005 the Board of Directors of Superclick concluded that its previously issued financial statements in respect of the quarter ended January 31, 2005 included on Form 10-QSB (as previously amended on April 29, 2005), should no longer be relied on because of an error in such financial statements which will require their restatement.

As required by Item 4.02(a) of Form 8-K, a brief description of the facts underlying this conclusion are that: The Company restated its consolidated financial statements for the quarter to reflect (1) the elimination of $130,000 in gain on forgiveness of debt of debt stemming from inter-company activity; (2) a change from the fixed accounting method for stock options to variable accounting method; and (3) a deferral of revenue for the year ended October 31, 2004 and the quarter ended January 31, 2005 derived from support and maintenance upgrade activities.

In addition, the Company amended Part 1 Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations to (i) reflect the restated financial statements; and (ii) revise its discussion of liquidity to discuss cash flow from operations for the year ended October 31, 2004, including discussion of investing and financing cash flow activities and a discussion of the Company's going concern opinion and how the Company plans to finance operations for the next 12 months.

The decision to restate these financial statements was made by the Board of Directors, upon the recommendation of the interim management, after discovery and analysis of the errors. This restatement decreased cash used for operating activities by $3,594 and increased the affect of exchange rate on cash by an equal amount for a net impact of zero. This restatement corrects the manner in which the Company recognizes revenues derived from its support and maintenance upgrade activities, corrects other errors in accounting for stock options and corrects errors in accounting for gains on the forgiveness of debt.

The Company also amended Part I Item 3, Controls and Procedures. As required by Rule 13a-15(b) under the Securities and Exchange Act of 1934. The Company conducted an evaluation, under the supervision and participation of its management, including the Company's Interim President and Interim Chief Financial Officer (who is the principal accounting officer), both of whom were appointed in the interim capacity in April, 2005, to evaluate the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by this report. Based on the foregoing, it was determined that the Company's internal controls over the revenue recognition of our accounting staff with respect to revenue recognition in conjunction with service contract revenue was deficient. Specifically, the deferral and amortization over the life of a contract was not performed. In addition, the Company identified that certain issued and outstanding options that permit "cashless exercise" should be subject to variable accounting treatment under applicable accounting standards. Accordingly, previously unrecognized compensation expense needed to be recognized as compensation expense in our previously issued financial statements under the Financial Accounting Standards Board's Interpretation 44, "Accounting for Certain Transactions involving Stock Compensation - an interpretation of APB Opinion No. 25" (Issue Date 3/00).

Our interim President and Principal Financial Officer have also identified certain additional deficiencies, including a lack of an appropriately rigorous system of policies and procedures for the internal review of financial reports, including inadequate staffing, training and expertise and improper accounting procedures for grants with "cashless exercise" provisions per Financial Accounting Standards Board's Interpretation 44, "Accounting for Certain Transactions involving Stock Compensation - an interpretation of APB Opinion No. 25". Our independent registered public accountants, Bedinger and Company have indicated that they considered these deficiencies to be material weaknesses as that term is defined under standards established by the Public Company Accounting Oversight Board (United States). As a result of these evaluations and discoveries, we have determined that our disclosure controls and procedures for the period covered were ineffective.

In this regard, the financial statements contained in Form 10-QSB (as previously amended on April 29, 2005), should no longer be relied on.

On June 13, 2005, the Company issued a press release containing amended financing results for the quarter ended January 31, 2005 , which press release was filed with the SEC in a Current Report on Form 8-K. The information contained in that press release reflected the results of the forgoing and of the amended Form 10-QSB filed with the SEC on June 10, 2005.

Amended 10-KSB

On June 10, 2005 the Board of Directors of Superclick concluded that its previously issued financial statements in respect of the fiscal year ended October 31, 2004 included on Form 10K-SB (as previously amended on April 29,
2005), should no longer be relied on because of an error in such financial statements which will require their restatement.

As required by Item 4.02(a) of Form 8-K, a brief description of the facts underlying this conclusion are that: The Company restated its consolidated financial statements for fiscal 2004 to reflect (1) the elimination of $130,000 in gain on forgiveness of debt of debt stemming from inter-company activity; (2) a change from the fixed accounting method for stock options to variable accounting method; and (3) a deferral of revenue for the year ended October 31, 2004 derived from support and maintenance upgrade activities.

In addition, the Company amended Item 6, Management's Discussion and Analysis of Financial Condition and Results of Operations to (i) reflect the restated financial statements; and (ii) revise its discussion of liquidity to discuss cash flow from operations for the year ended October 31, 2004, including discussion of investing and financing cash flow activities and a discussion of the Company's going concern opinion and how the Company plans to finance operations for the next 12 months.

The decision to restate these financial statements was made by the Board of Directors, upon the recommendation of the interim management, after discovery and analysis of the errors. This restatement increased cash used for operating activities by $20,295; decreased cash used for investing activities by $6,347 and increased the affect of the exchange rate by $13,948 for a net effect of zero. The aggregate cash and cash equivalents were not affected. This restatement corrects the manner in which the Company recognizes revenues derived from its support and maintenance upgrade activities, corrects other errors in accounting for stock options and corrects errors in accounting for gains on the forgiveness of debt.

The Company also amended Item 8, Controls and Procedures. As required by Rule 13a-15(b) under the Securities and Exchange Act of 1934, The Company conducted an evaluation, under the supervision and participation of its management, including the Company's Interim President and Interim Chief Financial Officer (who is the principal accounting officer), both of whom were appointed in the interim capacity in April, 2005, to evaluate the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by this report. Based on the foregoing, it was determined that the Company's internal controls over the accounting staff with respect to revenue recognition in conjunction with service contract revenue was deficient. Specifically, the deferral and amortization over the life of a contract was not performed. In addition, the Company identified that certain issued and outstanding options that permit "cashless exercise" should be subject to variable accounting treatment under applicable accounting standards. Accordingly, previously unrecognized compensation expense needed to be recognized as compensation expense in our previously issued financial statements under the Financial Accounting Standards Board's Interpretation 44, "Accounting for Certain Transactions involving Stock Compensation - an interpretation of APB Opinion No. 25" (Issue Date 3/00).

Our interim President and Principal Financial Officer have also identified certain additional deficiencies, including a lack of an appropriately rigorous system of policies and procedures for the internal review of financial reports, including inadequate staffing, training and expertise and improper accounting procedures for grants with "cashless exercise" provisions per Financial Accounting Standards Board's Interpretation 44, "Accounting for Certain Transactions involving Stock Compensation - an interpretation of APB Opinion No. 25". Our independent registered public accountants, Bedinger and Company, have indicated that they considered these deficiencies to be material weaknesses as that term is defined under standards established by the Public Company Accounting Oversight Board (United States). As a result of these evaluations and discoveries, we have determined that our disclosure controls and procedures for the period covered were ineffective.

In this regard, the financial statements contained in Form 10-KSB (as previously amended on April 29, 2005), should no longer be relied on.

On June 13, 2005, the Company issued a press release containing Fiscal 2004 results, which press release was filed with the SEC in a Current Report on Form 8-K. The information contained in that press release reflected the results of the forgoing and of the amended Form 10-KSB filed with the SEC on June 10, 2005.

Remedies

Pursuant to the Company's determination that its procedures for the period covered under the Original 10-KSB and the Original 10-QSB were ineffective, the Company has implemented the following remedies (a) We have rescinded our cashless exercise provision for all outstanding option grants pursuant to a resolution adopted by the Board of Directors of the Company on June 1, 2005. Thus we expect that variable accounting will no longer be required after the end of the Company's fiscal quarter ended July 31, 2005; (b) We are in the process of adding administrative personnel to our management team and; (c) We have increased the level of oversight and review over our accounting procedures.

The Company's management and the Board of Directors have discussed the matters disclosed in this item 4.02(a) with Bedinger and Company, the Company's independent accounting firm.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SUPERCLICK, INC.

Date: August 10, 2005          By: /s/ Todd M. Pitcher
                                   ------------------------
                                   Todd M. Pitcher
                                   Chairman, Interim Chief Financial Officer and Principal Accounting Officer